                                                                    Exhibit 2(b)

                             ARTICLES OF AMENDMENT

                                      FOR

                      COORDINATED PHYSICIAN SERVICES, INC.

Pursuant to Florida Statutes, the following is submitted:

         1.       The name of this corporation is:

                  COORDINATION PHYSICIAN SERVICES, INC.

         2. The Articles of Incorporation are amended by striking therefrom Article III, in its entirety, and inserting in place thereof the following:

                          ARTICLE III - CAPITAL STOCK

         This Corporation is authorized to issue two classes of capital stock designated "Common Stock" and "Preferred Stock", respectively. The number of shares of Common Stock authorized to be issued is fifty million (50,000,000) and shall have a par value of $.001 per share. The number of shares of Preferred Stock authorized to be issued is twenty million (20,000,000) and shall have a par value of $.001 per share.

1.       Liquidation and Dividend Rights.

                  1.1 Liquidation Rights. In the event of any liquidation, dissolution or winding up of this corporation, whether voluntary or involuntary,
(1) the holders of the Common Stock shall be entitled to ninety nine (99%) percent of the assets of this corporation available for distribution to its shareholders, whether such assets are capital, surplus or earnings, such percentage to be divided pro rata among each of the holders of the Common Stock according to the number of shares of Common Stock held by each such holder; and
(ii) the holders of the Preferred Stock shall be entitled to one (1%) percent of the assets of this corporation available for distribution to its shareholders, whether such assets are capital, surplus or earnings, such percentage to be divided pro rata among each of the holders of the Preferred Stock according to the number of shares of Preferred Stock held by each such holder. The holders of Preferred Stock shall not receive a preference of liquidation.

                  1.2 Reorganization. A reorganization, consolidation or merger of this corporation with or into any other corporation or corporations or other entity or entities, or a sale, conveyance, lease, transfer or other disposition of all or substantially all the properties and assets of this corporation, or a sale or other transfer, in a single transaction or in a series of related transactions, of 50% or more of the outstanding capital stock of this corporation, shall not be deemed a liquidation, dissolution or winding up of this corporation for the purpose of this Article.

                  1.3 Valuation. Whenever the distribution provided for herein shall be paid in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of this corporation.

                  1.4 Dividend Rights. The holders of the then outstanding Common Stock shall be entitled to receive ninety nine (99%) percent of any dividends, when and as declared by the Board of Directors of this corporation, and out of any funds and assets legally available therefore, such percentage to be divided pro rata among each of the holders of the Common Stock according to the number of shares of Common Stock held by each such holder. The holders of the then outstanding Preferred Stock shall be entitled to receive one (1%) percent of any dividends, when and as declared by the Board of Directors of this corporation, and out of any funds and assets legally available therefor, such percentage to be divided pro rata among each of the holders of the Preferred Stock according to the number of shares of Preferred Stock held by each such holder. Such dividends may be payable quarterly or otherwise as the Board of Directors of this corporation may from time to time determine. The holders of Preferred Stock shall not receive a preference in the event a dividend is declared.

2. Voting Rights. Except as otherwise required by law, the rights of the holders of Common Stock and Preferred Stock to vote on any matters submitted to shareholders of this corporation shall be as follows:

                  2.1 Common Stock. Each holder of shares of Common Stock shall be entitled to vote on all matters submitted to a vote of the shareholders of this corporation and shall be entitled to one (1) vote for each share of Common Stock held at the record date for the determination of the shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited.

                  2.2 Preferred Stock. Each holder of shares of Preferred Stock shall be entitled to vote on all matters submitted to a vote of the shareholders of this corporation and shall be entitled to one (1) vote for each share of Preferred Stock held at the record date for the determination of the shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited.

                  2.3 Class Voting. The holders of the Common Stock and the holders of the Preferred Stock shall vote together as a single class.

3. Redemption of Preferred Stock. At the option of the Corporation, the Corporation may redeem all of the Preferred Stock. In the event of said Redemption, each share of Preferred Stock shall be exchanged for one (1) share of the Corporation's Common Stock.

4. Other Rights. Except as otherwise provided in this Article, the rights of the holders of the Common Stock and the rights of the holders of the Preferred Stock shall be identical.

         The foregoing amendment was adopted by all of the Directors of the Corporation and the sole Stockholder of the Corporation at a Special Meeting of the Board of Directors, pursuant to Florida Statutes, on the 31st day of July, 1998.

         IN WITNESS WHEREOF, the undersigned President and Secretary of this corporation has executed these Articles of Amendment this 31st day of July, 1998.


                                    /s/ Thomas J. Taule
                                    ----------------------------
                                    Thomas J. Taule
                                    President and Secretary


STATE OF FLORIDA  )
                  )  ss:
COUNTY OF DADE    )

         The foregoing instrument was acknowledged before me the day and year least above written by Thomas J. Taule, President and Secretary of the above-named Florida Corporation, on behalf of the corporation.

                                    /s/
                                    -------------------------------
                                    Notary Public, State of Florida

My Commission expires:

                                                  [SEAL]

                             ARTICLES OF AMENDMENT

                                      FOR

                      COORDINATED PHYSICIAN SERVICES, INC.

Pursuant to Florida Statutes, the following is submitted:

     1.   The name of this corporation is:

          COORDINATED PHYSICIAN SERVICES, INC.

     2. The Articles of Incorporation and Articles of Amendment are amended by striking therefrom Article III, in its entirety, and inserting in place thereof the following:

                          ARTICLE III - CAPITAL STOCK

     This Corporation is authorized to issue three classes of capital stock designated "Common Stock", "Preferred Stock" and "Special Preferred Stock" respectively. The number of shares of Common Stock authorized to be issued is fifty million (50,000,000) and shall have a par value of $.001 per share. The number of shares of Preferred Stock authorized to be issued is ten million (10,000,000) and shall have a par value of $.001 per share. The number of shares of Special Preferred Stock authorized to be issued is twenty-five million (25,000,000) and shall have a par value of $.001 per share. Of the twenty-five million (25,000,000) shares of Special Preferred Stock, twelve million five hundred thousand (12,500,000) shares shall be designated Class A Special Preferred Stock and shall have a par value of $.001 per share.

1.   Liquidation and Dividend Rights.

     1.1 Liquidation Rights. Except as provided herein, in the event of any liquidation, dissolution or winding up of this corporation, whether voluntary or involuntary, (1) the holders of the Common Stock shall be entitled to ninety nine (99%) percent of the assets of this corporation available for distribution to its shareholders, whether such assets are capital, surplus or earnings, such percentage to be divided pro rata among each of the holders of the Common Stock according to the number of shares of Common Stock held by each such holder; and
(ii) the holders of the Preferred Stock shall be entitled to one (1%) percent of the assets of this corporation available for distribution to its shareholders, whether such assets are capital, surplus or earnings, such percentage to be divided pro rata among each of the holders of the Preferred Stock according to the number of shares of Preferred Stock held by each such holder. The holders of Special Preferred Stock shall not receive a preference on liquidation.

     1.2 Reorganization. A reorganization, consolidation or merger of this corporation with or into any other corporation or corporations or other entity or entities, or a sale, conveyance, lease, transfer or other disposition of all or substantially all the properties and assets of this corporation, or a sale or other transfer, in a single transaction or in a series of related transactions, or 50% or more of the outstanding capital stock of this corporation, shall not be deemed a liquidation, dissolution or winding up of this corporation for the purpose of this Article.

     1.3 Valuation. Whenever the distribution provided for herein shall be paid in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of this corporation.

     1.4 Dividend Rights. Except as provided herein, the holders of the then outstanding Common Stock shall be entitled to receive ninety nine (99%) percent of any dividends, when and as declared by the Board of Directors of this corporation, and out of any funds and assets legally available therefore, such percentage to be divided pro rata among each of the holders of the Common Stock according to the number of shares of Common Stock held by each such holder. The holders of the then outstanding Preferred Stock shall be entitled to receive one (1%) percent of any dividends, when and as declared by the Board of Directors of this corporation, and out of any funds and assets legally available therefor, such percentage to be divided pro rata among each of the holders of the Preferred Stock according to the number of shares of Preferred Stock held by each such holder. Such dividends may be payable quarterly or otherwise as the Board of Directors of this corporation may from time to time determine. The holders of Special Preferred Stock shall not receive a preference in the event a dividend is declared.

2. Voting Rights. Except as otherwise required by law, the rights of the holders of Common Stock, Preferred Stock and Special Preferred Stock to vote on any matters submitted to shareholders of this corporation shall be as follows:

     2.1 Common Stock. Each holder of shares of Common Stock shall be entitled to vote on all matters submitted to a vote of the shareholders of this corporation and shall be entitled to one (1) vote for each share of Common
Stock held at the record date for the determination of the shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited.

     2.2 Preferred Stock. Except as discussed in Section 2.4 below, each holder of shares of Preferred Stock shall be entitled to vote on all matters submitted to a vote of the shareholders of this corporation and shall be entitled to one
(1) vote for each
share of Preferred Stock held at the record date for the determination of the shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited.

     2.3 Special Preferred Stock. Except for the Class A Special Preferred Stock discussed in Section 2.4 below, each holder of shares of Special Preferred Stock shall be entitled to vote on all matters submitted to a vote of the shareholders of this corporation and shall be entitled to vote as discussed below at the record date for the determination of the shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited.

     Authority is hereby vested in the Board of Directors of the Corporation to provide, from time to time, for the issuance of the Special Preferred Stock in connection therewith to determine, with a majority of shareholder approval, the number of shares to be included and such designations, powers, preferences and relative rights and the qualifications, limitations and restrictions of the Special Preferred Stock, including, without limiting the generality of the foregoing, any of the following provisions with respect to which the Board of Directors shall determine:

     1. The annual dividend rate or rates payable on shares of the Special Preferred Stock, the date or dates from which such dividends shall commence to accrue and the dividend payment dates for such dividends;

     2. Whether dividends on such series are to be cumulative or non-cumulative and the participating or other special rights, if any, with respect to the payment of dividends;

     3. Whether the Special Preferred Stock shall be subject to redemption and, if so, the manner of redemption, the redemption price or prices and the terms and conditions on which shares of the Special Preferred Stock may be redeemed.

     4. Whether the Special Preferred Stock shall have a sinking fund or other retirement provisions for the redemption or purchase of shares of the Special Preferred Stock and if so, the terms and amount of such sinking fund or other retirement provisions and the extent to which the charges therefor are to have priority over the payment of dividends on or the making of sinking fund or other like retirement provisions for share of any other series or over the payment of dividends on the Common Stock and/or the Preferred Stock;

     5. The amounts payable on shares of such series of voluntary or involuntary dissolution, liquidation, or winding up of the

                                                                    EXHIBIT 2(b)

affairs of the corporation and the extent to which such payment shall have priority over the payment of any amount on voluntary or involuntary dissolution, liquidation, or winding up of the affairs of the corporation on shares of any other series of Preferred Stock and/or on the Common Stock;

    6. The terms and conditions if any, on which the Special Preferred Stock may be converted into or exchanged for shares of any other series the Preferred Stock and/or of Common Stock;

    7. The stated value, if any, for the shares of the Special Preferred Stock, the consideration for which shares of the Special Preferred Stock may be issued and the amount of such consideration that shall be credited to the capital account;

    8.   The voting rights and powers for each share of Special Preferred
Stock; and

    9. Any other preferences and relative, participating, optional, or other special rights and qualifications, limitations or restrictions thereof, or any other term or provision of shares of the Special Preferred Stock as the Board of Directors may deem appropriate or desirable.

         2.4 Class A Special Preferred Stock. The rights of the holders of Class A Special Preferred Stock shall be entitled to one (1) vote for each share of Class A Special Preferred Stock held at the record date for the determination of the shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited.

         2.5 Class Voting. The holders of the Common Stock, the holders of the Preferred Stock and the holders of Special Preferred Stock shall vote together as a single class.

3. Redemption of Preferred Stock. At the sole option of the Corporation, the Corporation may redeem all of the Preferred Stock. In the event of said Redemption, each share of Preferred Stock shall be exchanged for one (1) share of the Corporation's Common Stock.

4. Redemption of Class A Special Preferred Stock. At the sole option of the Corporation, the Corporation may redeem all of the Class A Special Preferred Stock. If the Corporation shall redeem the Class A Special Preferred Stock, the Board of Directors shall determine the manner of redemption, the redemption price or prices and the terms and conditions on which shares of the Class A Special Preferred Stock may be redeemed;

5. Other Rights. Except as otherwise provided in this Article, the rights of the holders of the Common Stock, the rights of the holders of the Preferred Stock and the rights of the holders of the Special Preferred Stock, including the Class A Special Preferred Stock, shall be identical.

        The foregoing amendment was adopted by all of the Directors of the Corporation at a Special Meeting of Directors, pursuant to Florida Statutes, on the 18th day of February, 1999. The foregoing amendment was adopted by a majority vote of the Stockholders present at the Board of Directors meeting, pursuant to Florida Statutes, on the 18th day of February, 1999. A majority vote of the Stockholders is sufficient for approval of these Articles of Amendment.

        IN WITNESS WHEREOF, the undersigned President and Secretary of this corporation has executed these Articles of Amendment this 18th day of February, 1999.


                                       /s/ Thomas J. Taule, as President
                                       ------------------------------------
                                       Thomas J. Taule, President and
                                       Secretary

STATE OF FLORIDA   )
                   )  ss:
COUNTY OF DADE     )

        The foregoing instrument was acknowledged before me the day and year last above written by Thomas J. Taule, President and Secretary, of the above-named Florida corporation, on behalf of the corporation.


                                       /s/ David M. Glassberg
                                       ------------------------------------
                                       Notary Public, State of Florida

My Commission expires:
December 25, 2002

[SEAL]

                             ARTICLES OF AMENDMENT
                                       OF
                      COORDINATED PHYSICIAN SERVICES, INC.


Pursuant to Florida Statutes, the following is submitted:

         1. The name of this organization is:

            COORDINATED PHYSICIAN SERVICES, INC.

         2. The Articles of Incorporation are amended by striking the name COORDINATED PHYSICIAN SERVICES, INC. from Article I and inserting in place thereof the following:


ARTICLE I - NAME

         The name of this organization shall be:

         TECHLABS, INC.

         3. The foregoing amendment was adopted by a unanimous vote of the members of the Board of Directors present at the Board of Directors meeting, pursuant to Florida Statutes, on the 24th day of February, 1999.

         4. The foregoing amendment was adopted by a majority vote of the Stockholders present at the Board of Directors meeting, pursuant to Florida Statutes, on the 24th day of February, 1999. A majority vote of the Stockholders is sufficient for approval of these Articles of Amendment.

         5. There are no other Directors entitled to vote on this amendment.

         IN WITNESS WHEREOF, the undersigned President and Secretary of this Corporation have executed these Articles of Amendment this 24th day of February, 1999.


                                    /s/ Thomas J. Taule
                                    ------------------------------------
                                    THOMAS J. TAULE, President



                                    /s/ Alfred E. Taule
                                    ------------------------------------
                                    ALFRED E. TAULE, Secretary

STATE OF FLORIDA   )
                   )ss:
COUNTY OF DADE     )

     The foregoing instrument was acknowledged before me the day and year last above written by THOMAS J. TAULE and ALFRED E. TAULE (both personally known), President and Secretary of the above-named Florida corporation, on behalf of the Corporation.

                                                   /s/  David M. Glassberg
                                               -------------------------------
                                               Notary Public, State of Florida

My Commission expires:
December 25, 2002

[SEAL]

                             ARTICLES OF AMENDMENT

                                      FOR

                                TECHLABS, INC.

Pursuant to Florida Statutes, the following is submitted:

        1.   The name of this corporation is:

             TECHLABS, INC.

        2. The Articles of Incorporation and Articles of Amendment are amended by striking therefrom Article III, in its entirety, and inserting in place thereof the following:

                          ARTICLE III - CAPITAL STOCK

        This Corporation is authorized to issue three classes of capital stock designated "Common Stock", "Preferred Stock" and "Special Preferred Stock" respectively. The number of shares of common Stock authorized to be issued is fifty million (50,000,000) and shall have a par value of $.001 per share. The number of shares of Preferred Stock authorized to be issued is ten million (10,000,000) and shall have a par value of $.001 per share. The number of shares of Special Preferred Stock authorized to be issued is twenty-five million (25,000,000) and shall have a par value of $.001 per share. Of the twenty-five million (25,000,000) shares of Special Preferred Stock, twelve million five hundred thousand (12,500,000) shares shall be designated Class A Special Preferred Stock and shall have a par value of $.001 per share.

1.      Liquidation and Dividend Rights.

           1.1 Liquidation Rights. Except as provided herein, in the event of any liquidation, dissolution or winding up of this corporation, whether voluntary or involuntary, (1) the holders of the Common Stock shall be entitled to ninety nine (99%) percent of the assets of this corporation available for distribution to its shareholders, whether such assets are capital, surplus or earnings, such percentage to be divided pro rata among each of the holders of the Common Stock according to the number of shares of Common Stock held by each such holder; and (ii) the holders of the Preferred Stock shall be entitled to one (1%) percent of the assets of this corporation available for distribution to its shareholders, whether such assets are capital, surplus or earnings, such percentage to be divided pro rata among each of the holders of the Preferred Stock according to the number of shares of Preferred Stock held by each such holder. The holders of Special Preferred Stock shall not receive any assets in the event of a liquidation.

         1.2 Reorganization. A reorganization, consolidation or merger of this corporation with or into any other corporation or corporations or other entity or entities, or a sale, conveyance, lease, transfer or other disposition of all or substantially all the properties and assets of this corporation, or a sale or other transfer, in a single transaction or in a series of related transactions, of 50% or more of the outstanding capital stock of this corporation, shall not be deemed a liquidation, dissolution or winding up of this corporation for the purposed of this Article.

         1.3 Valuation. Whenever the distribution provided for herein shall be paid in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of this corporation.

         1.4 Dividend Rights. Except as provided herein, the holders of the then outstanding Common Stock shall be entitled to receive ninety nine (99%) percent of any dividends, when and as declared by the Board of Directors of this corporation, and out of any funds and assets legally available therefore, such percentage to be divided pro rata among each of the holders of the Common Stock according to the number of shares of Common Stock held by each such holder. The holders of the then outstanding Preferred Stock shall be entitled to receive one (1%) percent of any dividends, when and as declared by the Board of Directors of this corporation, and out of any funds and assets legally available therefor, such percentage to be divided pro rata among each of the holders of the Preferred Stock according to the number of shares of Preferred Stock held by each such holder. Such dividends may be payable quarterly or otherwise as the Board of Directors of this corporation may from time to time determine. The holders of Special Preferred Stock shall not receive any dividends.

2. Voting Rights. Except as otherwise required by law, the rights of the holders of Common Stock, Preferred Stock and Special Preferred Stock to vote on any matters submitted to shareholders of this corporation shall be as follows:

         2.1 Common Stock. Each holder of shares of Common Stock shall be entitled to vote on all matters submitted to a vote of the shareholders of this corporation and shall be entitled to one (1) vote for each share of Common
Stock held at the record date for the determination of the shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited.

         2.2 Preferred Stock. Except as discussed in Section 2.4 below, each holder of shares of Preferred Stock shall be entitled to vote on all matters submitted to a vote of the shareholders of this corporation and shall be entitled to one (1) vote for each share of Preferred Stock held at the record date for the determination of the shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited.

        2.3 Special Preferred Stock. Except for the Class A Special Preferred Stock discussed in Section 2.4 below, each holder of shares of Special Preferred Stock shall be entitled to vote on all matters submitted to a vote of the shareholders of this corporation and shall be entitled to vote as discussed below at the record date for the determination of the shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited.

    Authority is hereby vested in the Board of Directors of the Corporation to provide, from time to time, for the issuance of the Special Preferred Stock in connection therewith to determine, with a majority of shareholder approval, the number of shares to be included and such of the designations, powers, preferences and relative rights and the qualifications, limitations and restrictions of the Special Preferred Stock, including, without limiting the generality of the foregoing, any of the following provisions with respect to which the Board of Directors shall determine:

    1. The annual dividend rate or rates payable on shares of the Special Preferred Stock, the date or dates from which such dividends shall commence to accrue and the dividend payment dates for such dividends;

    2. Whether dividends on such series are to be cumulative or non-cumulative and the participating or other special rights, if any, with respect to the payment of dividends;

    3. Whether the Special Preferred Stock shall be subject to redemption and, if so, the manner of redemption, the redemption price or prices and the terms and conditions on which shares of the Special Preferred Stock may be redeemed.

    4. Whether the Special Preferred Stock shall have a sinking fund or other retirement provisions for the redemption or purchase of shares of the Special Preferred Stock and if so, the terms and amount of such sinking fund or other retirement provisions and the extent to which the charges therefor are to have priority over the payment of dividends on or the making of sinking fund or other like retirement provisions for share of any other series or over the payment of dividends on the Common Stock and/or the Preferred Stock;

    5. The amounts payable on shares of such series of voluntary or involuntary dissolution, liquidation, or winding up of the affairs of the corporation and the extent to which such payment shall have priority over the payment of any amount on voluntary or involuntary dissolution, liquidation, or winding up of the affairs of the corporation on shares of any other series of Preferred Stock and/or on the Common Stock;

     6. The terms and conditions if any, on which the Special Preferred Stock may be converted into or exchanged for shares of any other series the Preferred Stock and/or of Common Stock;

     7. The stated value, if any, for the shares of the Special Preferred Stock, the consideration for which shares of the Special Preferred Stock may be issued and the amount of such consideration that shall be credited to the capital account;

     8. The voting rights and powers for each share of Special Preferred Stock; and

     9. Any other preference and relative, participating, optional, or other special rights and qualifications, limitations or restrictions thereof, or any other term or provision of shares of the Special Preferred Stock as the Board of Directors may deem appropriate or desirable.

          2.4 Class A Special Preferred Stock. The rights of the holders of Class A Special Preferred Stock shall be entitled to three (3) votes for each share of Class A Special Preferred Stock held at the record date for the determination of the shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited.

          2.5 Class Voting. The holders of the Common Stock, the holders of the Preferred Stock, the holders of Special Preferred Stock and the holders of Class A Special Preferred Stock shall vote together as a single class.

3. Redemption of Preferred Stock. At the sole option of the Corporation, the Corporation may redeem all of the Preferred Stock. In the event of said Redemption, each share of Preferred Stock shall be exchanged for one (1) share of Corporation's Common Stock.

4. Redemption of Class A Special Preferred Stock. At the sole option of the Corporation, the Corporation may redeem all of the Class A Special Preferred Stock. If the Corporation shall redeem the Class A Special Preferred Stock, the Board of Directors shall determine the manner of redemption, the redemption price or prices and the terms and conditions on which shares of the Class A Special Preferred Stock may be redeemed;

5. Other Rights. Except as otherwise provided in this Article, the rights of the holders of the Common Stock, the rights of the holders of the Preferred Stock and the rights of the holders of the Special Preferred Stock, including the Class A Special Preferred Stock, shall be identical.

          The foregoing amendment was adopted by all of the Directors of the Corporation at a Special Meeting of Directors, pursuant to Florida Statutes, on the 12th day of May, 1999. The foregoing amendment was adopted by a majority vote of the Stockholders present at the Board of Directors meeting, pursuant to Florida Statutes, on the 12th day of May, 1999. A majority vote of the Stockholders is sufficient for approval of these Articles of Amendment.

          IN WITNESS WHEREOF, the undersigned President and Secretary of this corporation has executed these Articles of Amendment this 12th day of May, 1999.


                                        /s/ Thomas J. Taule
                                        --------------------------------------
                                        Thomas J. Taule, President and
                                        Secretary

STATE OF FLORIDA    )
                    ) ss:
COUNTY OF DADE      )

          The foregoing instrument was acknowledged before me the day and year last above written by Thomas J. Taule, President and Secretary, of the above-named Florida corporation, on behalf of the corporation.


                                        /s/ David M. Glassberg
                                        --------------------------------------
                                        Notary Public, State of Florida

My Commission expires:

                                                     David M. Glassberg
                                    [SEAL]    MY COMMISSION #CC770028 EXPIRES
                                                     December 25, 2002
                                           BONDED THRU TROY FAIN INSURANCE, INC.